Operating Lease Right-of-Use Assets	6 Months Ended
Jun. 30, 2020
Leases [Abstract]
Operating Lease Right-of-Use Assets

8. Operating Lease Right-of-Use Assets

For the six months ended June 30, 2020, we recognized an impairment loss of approximately $0.2 million on the right-of-use asset related to our Lake Mary office lease.  We ceased use of this facility in 2018 as part of our restructuring of operation.  The value of our right-of-use asset included estimated future sublease income.  Due to a number of factors, including the high vacancy rate of the building in which the space is located and the current COVID-19 environment, we determined securing a sublease for the space would be unlikely.  Accordingly, we recognized an impairment loss, which represented the remaining carrying value of the asset as of June 30, 2020.  The impairment is included in selling, general, and administrative expenses in our condensed consolidated statements of comprehensive loss.